Exhibit 21.1

Subsidiaries of American Realty Capital Centers, Inc.

Name	Jurisdiction of Formation / Incorporation
ARCenters Operating Partnership, L.P.	Delaware
Cole PM Bellingham WA, LLC	Delaware
Cole TS Alamogordo NM, LLC	Delaware
Cole CV Madison NC, LLC	Delaware
Cole CV Bellevue OH, LLC	Delaware
Cole GE Columbus OH, LLC	Delaware
Cole CV Lawrenceville GA, LLC	Delaware
Cole WG Springdale AR, LLC	Delaware
Cole KO Onalaska WI, LLC	Delaware
Cole KO Monroe MI, LLC	Delaware
Cole CV Lake Wales FL, LLC	Delaware
Cole MT Rogers MN, LLC	Delaware
Cole MT Lewis Center OH, LLC	Delaware
Cole MT Woodstock GA, LLC	Delaware
Cole MT Cedar Hill TX, LLC	Delaware
Cole MT Wake Forest NC, LLC	Delaware
Cole MT Chicago (Kingsbury) IL, LLC	Delaware
Cole MT Northport AL,, LLC	Delaware
Cole MT Uniontown PA, LLC	Delaware
Cole MT Lake Worth FL, LLC	Delaware
Cole MT Parma OH, LLC	Delaware
Cole MT Cincinnati OH, LLC	Delaware
Cole MT Warner Robbins GA, LLC	Delaware
Cole MT Anchorage AK, LLC	Delaware
Cole MT Napa CA, LP	Delaware
Cole MT Queen Creek AZ, LLC	Delaware
Cole MT Greenville SC, LLC	Delaware
Cole MT Lakewood CO, LLC	Delaware
Cole MT Utica MI, LLC	Delaware
Cole MT St Augustine FL, LLC	Delaware
Cole MT Bismark ND, LLC	Delaware
Cole MT Northville MI, LLC	Delaware
Cole MT Pensacola (Cordova) FL	Delaware
Cole MT Prescott AZ, LLC	Delaware
Cole MT Wauwatosa WI, LLC	Delaware
Cole MT Tucson AZ, LLC	Delaware
Cole MT Virginia Beach VA, LLC	Delaware
Cole MT Kyle TX, LLC	Delaware
Cole MT Bellview FL, LLC	Delaware

Cole MT Homosassa FL, LLC	Delaware
Cole MT Reno NV, LLC	Delaware
Cole MT Lenexa KS, LLC	Delaware
Cole MT Oswego IL, LLC	Delaware
Cole MT Panama City FL, LLC	Delaware
Cole MT Pensacola (Trdwnds) FL	Delaware
Cole MT Aurora CO, LLC	Delaware
Cole MT Burleson TX, LLC	Delaware
Cole MT Fort Worth TX, LLC	Delaware
Cole MT Bowling Green OH, LLC	Delaware
Cole MT Millsboro DE, LLC	Delaware
Cole MT Waterbury CT, LLC	Delaware
Cole MT Roswell GA, LLC	Delaware
Cole MT Flowery Branch GA, LLC	Delaware
Cole MT Lubbock TX, LLC	Delaware
MT Saginaw MI (East), LLC	Delaware
MT Saginaw MI, LLC	Delaware
Cole MT Huntsville AL, LLC	Delaware
Cole MT Hixson TN, LLC	Delaware
Cole MT Richmond VA, LLC	Delaware
Cole MT Chicago IL, LLC	Delaware
Cole MT Sherwood AR, LLC	Delaware
Cole MT West Covina CA, LP	Delaware
Cole MT Gilbert (San Tan) AZ	Delaware
Cole MT Houston TX, LLC	Delaware
Fairlane Allen Park MI, LLC	Delaware
Cole MT Cleveland TN, LLC	Delaware
Cole MT Anderson SC, LLC	Delaware
Cole MT Winchester VA, LLC	Delaware
Cole MT Brunswick GA, LLC	Delaware
Cole MT Fort Myers FL, LLC	Delaware
Cole MT Monroe MI, LLC	Delaware
Cole MT Vero Beach FL, LLC	Delaware
Cole MT East Point GA, LLC	Delaware
Cole MT NorthPoint CC FL, LLC	Delaware
Cole MT Oxford AL, LLC	Delaware
Cole MT Whittier CA, LP	Delaware
Cole MT Gainesville GA, LLC	Delaware
Cole MT Chesterfield MI (JV), LLC	Delaware
Cole/Waterside Chesterfield MI, LLC	Delaware
Cole MT Spring Hill FL, LLC	Delaware